2017 INVESTOR DAY WESCO International 2017 Investor Day June 7, 2017

2 2017 WESCO INVESTOR DAY Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; product or other cost fluctuations; expansion of business activities; personnel turnover or labor cost increases; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; exchange rate fluctuations; legal or regulatory matters; litigation, disputes, contingencies or claims; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; stock market, economic or political instability; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2016 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

2017 INVESTOR DAY John Engel Chairman, President, and Chief Executive Officer Welcome and WESCO Overview

4 2017 WESCO INVESTOR DAY 2017 WESCO Investor Day Agenda Cocktail Reception immediately following Investor Day begins at 1:00 p.m. Welcome and WESCO Overview John Engel, Chairman, President and Chief Executive Officer United States Andy Bergdoll, Group Vice President and General Manager, United States WESCO’s End Markets Utility and Commercial, Institution, & Government Andy Bergdoll, Group Vice President and General Manager, United States Industrial Kevin Kerby, Vice President, Global Accounts Construction Les Kebler, Group Vice President and General Manager, International Break Canada Nelson Squires, Group Vice President and General Manager, Canada Supply Chain and Operations Hemant Porwal, Vice President, Global Supply Chain and Operations Financial Update Dave Schulz, Senior Vice President and Chief Financial Officer Q&A and Closing Remarks John Engel, Chairman, President and Chief Executive Officer

5 2017 WESCO INVESTOR DAY WESCO: A Leading Global Supply Chain Solutions Provider Capital Projects MRO OEM …providing world-class brands and industry-leading service capabilities Founded 1922 in Pittsburgh, PA $7.3 Billion in Revenue One of the world’s largest distributors of electrical, industrial, and communications products and services #357 of the Fortune 500 9,000 employees Including new construction and retrofits, renovations, and upgrades

6 2017 WESCO INVESTOR DAY WESCO’s Go-to-Market Strategy Capital ProjectsMRO OEM WESCO Characteristics …providing full supply chain solutions to meet customers’ unique requirements Serving Three Customer Demand Streams Supporting a broad range of business models: Standard Distribution Model Supply Chain Solutions Partner • Integrated Supply • Global Accounts • Kitting, assembly and pre-fabrication • Jobsite and field support • Engineering and design support • Local, branch-based distribution 500 Branches 75,000 Customers 1,000,000 SKUs

7 2017 WESCO INVESTOR DAY WESCO’s Value Proposition • Long-term customer relationships and deep familiarity with their operations – Gaining additional business with existing customers • Better outcomes for our customers – Identifying opportunities – Selecting the best solution – Reducing their project and operating risks – Increasing their productivity and reducing their costs – Supporting their global operations – Simplifying their supply chains and outsourcing non-core activities Combining our competitive differentiators… • A broad product portfolio • Technical expertise and a wide range of service offerings • Blue-chip customer and supplier base • A global footprint • A culture of customer service excellence, cost control, and lean continuous improvement …driving deeper customer relationships than traditional distributors and e-commerce providers …into customized supply chain solutions …that result in:

8 2017 WESCO INVESTOR DAY …WESCO adds value throughout the supply chain CUSTOMERS NEED: Procurement Warehousing /Logistics Technical expert knowledge An efficient supply chain with fewer suppliers WESCO OFFERS: • Deep customer relationships • Product, process, and technical expertise • Increased scale • Global sourcing • Financial strength and liquidity SUPPLIERS NEED: Sales Marketing Delivery Service (1) Data Source: National Association of Electrical Distributors, 2017 NAED Market Overview, April 2017. Approximately 75% of electrical products go to market through distribution(1) The Importance of the Distributor

9 2017 WESCO INVESTOR DAY …providing world class brands when and where needed Competitive Differentiator: Product Portfolio and Supplier Relationships Automation, Controls & Motors 8% Lighting & Sustainability 12% General Supplies 40% Communications & Security 15% Wire, Cable & Conduit 14% Electrical Distribution & Controls 11%

10 2017 WESCO INVESTOR DAY …value-added services drive customer loyalty and long-term relationships Competitive Differentiator: Service Capabilities 2016 Sales: $7.3B Our services and technical expertise drive the majority of our product sales Capital Project Solutions Supply Chain Solutions Technical Expert Solutions Customized Product Solutions All Other Sales

11 2017 WESCO INVESTOR DAY …enabled by investments in technical expertise and digital capabilities Service Capabilities Examples Supply Chain Solutions • Integrated Supply • Global sourcing • Warehousing and logistics • Storeroom management • Vendor-managed inventory • Transaction cost review Capital Project Solutions • Engineering and design support • Lean construction processes • Materials management • Pre-fabrication and assembly • Jobsite trailers and “WESCO on Wheels” customized carts Technical Expert Solutions • Energy usage analysis • Lighting renovation and retrofit • Data center assessment • Automation upgrades • Safety assessment and training • Product and application training Customized Product Solutions • Kitting • Assembly • Prefabricated systems • Cable management • Process streamlining

12 2017 WESCO INVESTOR DAY WESCO Performance Objectives and Strategies • Focus on growth markets • Accelerate One WESCO growth initiatives • Differentiate through services • Leverage digital capabilities • Make accretive acquisitions …focused on driving profitable growth and shareholder value Generate strong free cash flow and allocate capital to drive growth and shareholder returns Expand margins Drive above-market sales growth • Grow with strategic suppliers • Simplify and standardize product offerings • Drive pricing discipline and tools • Optimize distribution network • Tightly manage operating costs Performance Objectives: Strategies: • Invest in organic growth and acquisition opportunities • Manage debt within target range • Repurchase shares

13 2017 WESCO INVESTOR DAY Drive Above-Market Sales Growth: Evolution of WESCO’s Digital Capabilities Drive Customer Adoption • Dedicated eCommerce team • Focus on current WESCO customers and business models • Improved user experience • Easier to transact business Value-Added Offerings Standard Offerings Digital Service Offerings Develop New Revenue • Win business with digital capabilities • Develop new digital service offerings • Mobile e-Stock application • Custom websites • 2nd tier fulfillment • Custom applications • eCommerce Website • Punch-out and EDI …using digital capabilities to drive customer sales, retention, and value

14 2017 WESCO INVESTOR DAY Drive Above-Market Sales Growth: Make Accretive Acquisitions 325 400 1,500 1,600 1,900 2,000 2010 2 2011 2 2012 4 2014 3 2015 3 2016 1 Acquisition Criteria Consistent with WESCO strategy Rate of return greater than WESCO risk-adjusted average cost of capital Accretive in first year of operation Margins higher than WESCO     Cumulative Acquired Sales ($M, first 12 months) # …driving strategic growth and shareholder value Strategy and Priorities Acquired Sales by End Market since 2010 CIG Industrial Utility Construction Consolidate core electrical products and services category in North America Expand into adjacent product and services categories Follow customers globally and establish local operations in high priority countries. Markets & Customers Geographies Products & Suppliers Core 1 2 3

15 2017 WESCO INVESTOR DAY Acquisitions Have Strengthened WESCO TVC Communications (2010) EECOL Electric (2012) Aelux / Lumigent (2015) Communications Supply Corporation (2006) Carlton-Bates (2005) …expanding our portfolio and capabilities while increasing market share AED Hill Country Needham (2015-2016) BROADBAND COMMUNICATIONS ENTRY ELECTRICAL EXPANSION TURNKEY LIGHTING SOLUTIONS DATACOM ENTRYOEM ENTRY CONSTRUCTION STRENGTHENING • Broadband communications markets • New products and suppliers • Doubled the size of WESCO’s Canadian business • Added new electrical supplier • Established leading market share position in Canada • Optimal lighting solutions for new construction and retrofit/renovation/ upgrades • Expanded service offerings • IT, communications and security markets • Data communications solutions and new suppliers • IP security solutions • Value-added distribution • New products and suppliers • Construction markets in U.S. • Added new electrical supplier • Strengthened geographic footprint

16 2017 WESCO INVESTOR DAY 2017 Priorities • Return to sales growth −Outperform end markets with One WESCO sales growth initiatives − Invest in and capitalize on growth markets −Maintain focus on execution and sales effectiveness • Make accretive acquisitions to strengthen portfolio and take market share • Sustain and expand operating margin − Improve margin through pricing and sourcing initiatives − Deliver productivity through LEAN operational excellence initiatives, organizational streamlining and branch network optimization efforts • Maintain strong free cash flow generation and flexible capital structure …outperform the market while maintaining cost and cash management discipline

17 2017 WESCO INVESTOR DAY Key Messages WESCO’s Businesses and End Markets • Significant growth markets and opportunities exist across businesses • Executing plans to drive above-market sales growth • Using services as a key differentiator Supply Chain and Operations • Significant opportunity to further improve our operations and supply chain • Executing plans to improve margins Financial Overview • 2017 update…on track and building momentum • Long-term growth algorithm remains intact • Free cash flow generation supports growth plans and drives shareholder value creation 2017 WESCO Investor Day Agenda …focused on growth and execution

2017 INVESTOR DAY Andy Bergdoll Group Vice President, United States United States

19 2017 WESCO INVESTOR DAY Packaging MROP Electrical Construction Controls Datacom Material Handling Chemicals Power Transmission Welding/ Gases Plastics Fluid Power Rubber Products Steel $117 $81 $77 $50 $43 $29 $27 $25 $16 $13 $11 $9 $8 $8 Market Opportunity …large fragmented market provides opportunities for growth and expansion U.S. MRO Supply Market $500B | WESCO Addressable Market ~$200B Source: Modern Distribution Management (MDM Analytics Market Prospector), April 2017 Electrical Plastics Steel Construction Datacom Power Transmission Controls Chemicals Fluid Power Other $93 $36 $33 $28 $16 $16 $14 $13 $9 $7 WESCO addressable market U.S. OEM Market $300B | WESCO Addressable Market ~$100B

20 2017 WESCO INVESTOR DAY 37% 29% 18% 15% 42%WESCO 2016 U.S. Sales by End Market ($5.6B) 2017 outlook: flat to LSD sales increase Utility CIG Construction Industrial United States WESCO Organic Sales Growth vs. Prior Year -6% -3% -5% -4% -2% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Strategic Priorities • Achieve above-market organic sales growth • Leverage our technical expertise, supplier relationships and scale • Expand our industry-leading service offerings • Expand capabilities to serve high growth and emerging markets • Deploy digital tools to drive efficiency and effectiveness across the supply chain • Optimize our distribution network for greater service and efficiency Note: See appendix for non-GAAP reconciliations.

21 2017 WESCO INVESTOR DAY United States …a market leader with an extensive national footprint INFRASTRUCTURE 350 Branches 5 Regional Distribution Centers 4 Platform Distribution Centers 4 Assembly Operations (includes Saltillo, Mexico) BUSINESS MODELS • Local, branch-based distribution • Engineering and design support • Jobsite and field support • Kitting, assembly, and pre-fabrication • Global Accounts • Integrated Supply

22 2017 WESCO INVESTOR DAY …the portfolio and expertise to capitalize on new and specialized market growth opportunities U.S. Growth Opportunities UTILITY CIGINDUSTRIAL CONSTRUCTION Alternative energy Utility infrastructure Grid automation Supply chain services OEM and direct materials Internet of Things LED lighting/ lighting renovation Major projects Project services Critical Infrastructure Cloud computing Broadband / FTTX Digital transformation WESCO initiatives to support growth • Sales effectiveness • Account management • Integrate service capabilities • Project Centers of Excellence • Contractor / integrator partnership programs • New account development

2017 INVESTOR DAY Andy Bergdoll Group Vice President, United States Utility

24 2017 WESCO INVESTOR DAY WESCO Opportunities • Industry investments in grid hardening, security, generation fleet conversion to gas, alternative energy integration, and transmission capacity expansion • Emerging opportunities in street light conversions, broadband/FTTX, grid automation • Accelerating outsourcing trends for supply chain services • Continued expansion of current and new Alliance accounts • Expand footprint in Canada 42%WESCO 2016 Utility Sales (% of Total) 2017 outlook: flat to LSD sales increase Utility End Market WESCO Organic Sales Growth vs. Prior Year 1% 1% -2% 3% 6% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 (1) Excludes the impact of the contract WESCO elected to exit in 2016. • Investor Owned • Public Power • Utility Contractors 16% • 89% U.S. • 10% Canada • 1% International Note: See appendix for non-GAAP reconciliations. -5% (1)

25 2017 WESCO INVESTOR DAY WESCO Utility Utility Sales by Power Chain Segment • Utility Sales by Customer Segment DistributionTransmission / Substation Generation Utility Contractor Public Power Investor-Owned Utility (IOU) …addressing the entire power chain through each customer segment • Low projected load growth – electricity demand growth offset by efficiency gains • Generation mix change - Replacing coal and nuclear with natural gas and renewables • Infrastructure spending holding at historically high levels • Continued investment in automation and reliability • Communications infrastructure investments continuing • Integration of renewables onto the grid • Declining revenues and rising costs driving changes in Utility operating models • Cost savings and productivity programs becoming standard • Workforce demographic changes opening opportunities for outsourcing • Continued utilization of Utility contractors for infrastructure projects • IOUs focusing on regulated business – selling generation assets, acquiring gas utilities and gas pipeline infrastructure

26 2017 WESCO INVESTOR DAY Utility Services Portfolio Service Offerings Generation Transmission/ Substation Distribution Grid 1 Sourcing and Category Management   2 Procurement and Expediting    3 Inventory Optimization   4 Point of Use Programs   5 Cross-Dock and Logistics    6 Warehouse and Site Operations    7 Data and Transaction Integration   8 Bill of Material Development  9 Project Material Sourcing    10 Packaging, Kitting, Sub-Assembly  11 Project Materials Requirements Management   12 Site Materials Management   13 Cable Management  14 Site Warehousing and Logistics    Supply Chain Project …broadest services portfolio serving the electric utility marketplace • Procurement cost savings opportunities • Productivity and efficiency savings • Business process improvement • Resource availability • Business process outsourcing Customer Value Proposition

27 2017 WESCO INVESTOR DAY Utility Products Portfolio Product Categories Generation Transmission/ Substation Distribution Grid 1 T&D Components   2 Wire/Cable/Conduit   3 Equipment and Apparatus  4 Electrical MRO  5 Communication and Security    6 Outdoor Lighting   7 Industrial MRO, Tools and Supplies   8 Safety    9 Pipes, Valves, and Fittings   10 Power Transmission and Bearings  11 Controls and Instrumentation  12 Fasteners  13 Packing, Gaskets, Seals  14 Poles, Structures   15 Major Equipment   16 OEM, Spares  Core 2nd Tier …broadest product portfolio serving the electric utility marketplace • Access to a broad range of products and suppliers • National scale with local support • Commitment to customer service • Category management cost savings opportunities • Technical support and service offerings Customer Value Proposition Mfr. Direct

28 2017 WESCO INVESTOR DAY SOURCING & PROCUREMENT • Leverage spend • Automated orders / VMI • e-Catalogs • Supplier Management • Catalog clean-up and SKU reduction INVENTORY MANAGEMENT • Centralize placement • Optimized inventory levels • VMI and vending • Integrated demand planning • Safety and storm stock programs WAREHOUSING & LOGISTICS • Centralized cross-docking • Route rationalization • Materials quality assurance • Reclamation support • Kitting • Shipment surge plan …innovative program has driven above-market growth WESCO Utility Integrated Supply Program 85% OPERATIONAL EFFICIENCY SAVINGS 15% MATERIAL COST SAVINGS

29 2017 WESCO INVESTOR DAY Success Story – Utility Investor-Owned Utility Modernizing and Upgrading Infrastructure BACKGROUND • A customer’s transmission and distribution infrastructure required a $1.4B investment to modernize and upgrade. The customer did not want to invest in non-core infrastructure, temporary facilities, or personnel to manage the project. SCOPE • The customer chose WESCO to provide a full range of services, including: ̵ Project management and coordination with the customer, other suppliers, contractors and WESCO-managed suppliers ̵ Demand planning, materials procurement and management ̵ Project kitting ̵ Investment recovery ̵ On-demand reporting OUTCOME ̵ New agreement provides ~$200 million in incremental revenue opportunity over its six-year term …enabled the customer to outsource a significant non-core project investment

30 2017 WESCO INVESTOR DAY Success Story – Utility Public Power Integrated Supply BACKGROUND • A long-time WESCO customer decided to adopt a category management philosophy to drive material cost savings. WESCO was invited to present our category management competencies as well as our service offerings. • We executed a new Supply Chain Services agreement to deliver the desired material cost savings, as well as complementary services to drive increased operational efficiency and reduced working capital. SCOPE • Our One WESCO capabilities will support this new customer’s generation, transmission and distribution businesses, including: ̵ Category management and procurement of T&D and MRO supplies ̵ Demand and Inventory planning to achieve working capital reductions ̵ Management of multiple second-tier suppliers ̵ Vending and Point-of-Use solutions ̵ Integrated KPI reporting and management OUTCOME • Transitioned customer relationship from individual bid transactions into to a 5+ year integrated supply agreement, significantly expanding our scope and opportunities for growth with this customer. …converted a transactional into a strategic customer relationship

2017 INVESTOR DAY Andy Bergdoll Group Vice President, United States Commercial, Institution, and Government (CIG)

2017 WESCO INVESTOR DAY

Commercial, Institution & Government (CIG) End Market

WESCO 2016 CIG Sales (% of Total)


14%

- Commercial
- Institutional
- Government

- 83% U.S.
- 11% Canada
- 6% International

WESCO Organic Sales Growth vs. Prior Year


0%
1%
-2%
-6%
-2%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017

Note: See appendix for non-GAAP reconciliations.

WESCO Opportunities

- Large, fragmented, and diverse market provides wide range of growth opportunities
- Increased infrastructure spending expectations in the U.S. and Canada
- Favorable market trends in data centers, security and mobility
- WESCO is one of two globally enabled data communications and security distributors
- Emerging market for WESCO services portfolio

2017 outlook: LSD to MSD sales increase

32

33 2017 WESCO INVESTOR DAY CIG Customer Segments and Solutions • Enterprise • Retail …providing a full range of solutions to a variety of end users GovernmentCommercial Communication Service Providers Data Service Providers Institution • Internet and Cloud services (data centers) • Outsourced data center facilities and services • Software and Infrastructure as a Service • Healthcare • Education • Federal • Defense Contractors • State and Local • Telco and Multi- System Operators • Cable and Broadband • Broadcast and Satellite • Communication and IT infrastructure solutions • Lighting and energy efficiency solutions • Electrical distribution and control • Head end and Central Office solutions • Outside Plant Network solutions • Data center infrastructure products and solutions • Physical security and surveillance technology • Auto-visual solutions • FTTx infrastructure solutions • Cellular Backhaul and Wi-Fi infrastructure solutions • IoT – sensor/Data analytics/Artificial intelligence solutions PRODUCT & SERVICES SOLUTIONS • Project Services • Supply Chain services • Multi-site technology roll out support services • Turnkey renovation project delivery • Diversity programs

34 2017 WESCO INVESTOR DAY …well-positioned to grow with expanding demand for technology Communications & Security Lighting & Sustainability Wire, Cable & Conduit Electrical Distribution & Controls Automation, Controls & Motors General Supplies By Product WESCO CIG Opportunities Demand Drivers • Expanding demand for broadband and data center capacity and infrastructure • LED lighting retrofit, renovation, and upgrades • Security and A/V technology upgrade and IT integration • Increasing relevance of solar and energy efficiency programs • Government and Institution contract vehicles • Alternative sales models to access state, local, education and light commercial market • Contractor/integrator supply chain services and partnership programs

35 2017 WESCO INVESTOR DAY Success Story – Security BACKGROUND • School district with 21,000 students and dozens of buildings and campuses • Their legacy system did not allow for high-quality imagery or on-demand viewing of events, creating a significant challenge in ensuring the safety of students, faculty and visitors • Law enforcement did not have access to the legacy system, slowing response time WESCO’s SOLUTION • The WESCO security team pulled together a specialty security integrator and world-class security manufacturers to address this customer’s problem • WESCO proposed and implemented a holistic IP-based digital security solution that included cameras, servers, software, network infrastructure and much more …24/7/365 digital surveillance providing increased safety for students, faculty and visitors Independent K-12 School District Keeping Schools Safe

36 2017 WESCO INVESTOR DAY Success Story – Datacom BACKGROUND • Global technology customer is building and expanding datacenters in 10 countries. • WESCO provides datacom, security and electrical products, along with project management, design and global logistics services. – Our model includes in-country and regional support structures for rapid deployment, scalability, global sourcing and local inventory. – This enables consistent customer service around the world. WESCO’s COMPETITIVE ADVANTAGES • Global Accounts team coupled with regional/local presence • Comprehensive offering of products and services (data + electrical + project management + global logistics) and complete One WESCO coverage • Key supplier investment and support OUTCOME Sales with this customer went from zero to $100 million over 36 months …clear, compelling, global value proposition Global Technology Company Global Solutions for the Cloud

37 2017 WESCO INVESTOR DAY Summary WESCO U.S. • U.S. Market is large and fragmented with many opportunities • Customers are driving technology integration • WESCO’s product and service portfolio is uniquely positioned address customer needs …significant opportunity to drive above-market growth UTILITY • The utility industry is going through a period of dramatic change • Infrastructure investment and demand is projected to continue • WESCO is the leading provider of products and services across the Utility power chain CIG • CIG is a growth market for WESCO’s products and services • Favorable market trends in lighting, data centers, mobility, security and AV • Technology is both driving demand and enabling WESCO to develop innovative service solutions customized to this segment

2017 INVESTOR DAY Kevin Kerby Vice President, Global Accounts Industrial

2017 WESCO INVESTOR DAY

Industrial End Market

WESCO Industrial Sales (% of Total)


36%

- Aerospace & Defense
- Diversified Manufacturing
- Oil & Gas
- Metals & Mining
- Food & Beverage
- Pharmaceutical
- Pulp & Paper
- Transportation

- 78% U.S.
- 14% Canada
- 8% International

WESCO Organic Sales Growth vs. Prior Year


-14%
-10%
-10%
-7%
1%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017

Note: See appendix for non-GAAP reconciliations.

Opportunities

- One WESCO expansion and new customers
- Expand services footprint
- Grow with value creation solutions
- Capitalize on industrial networking growth opportunities

2017 end market outlook: LSD sales decline to LSD sales increase

39

40 2017 WESCO INVESTOR DAY Industrial Customer Base 2016 Industrial Sales $2.6B Global Accounts (excl. OEM) Integrated SupplyOEM All Others …long-term customer relationships, enabled by portfolio, footprint and supply chain expertise • Global Accounts – large customers with national/international footprint • Deep WESCO knowledge of customer’s business and operations • 90%+ contract renewal rate in 2015 and 2016 • Integrated Supply – business process outsourcing • 5% growth in number of plants and 100% customer retention rate in 2016 • OEM – business process outsourcing for kits, assemblies and other products Key Industrial Segments

41 2017 WESCO INVESTOR DAY Global Accounts and Integrated Supply …winning diversified new business while retaining current customers *Reflects sales over the total life of the agreement New Contracts / Agreements Total 2016 Sales Technology Oil & Gas OEM Transportation Metals & Mining Aerospace & Defense Other • Technology • Oil & Gas • Solar • Pharmaceutical and Medical • Transportation • OEM Approximately $400 million* in wins last year *Technology sales are included in CIG and Construction end markets *

42 2017 WESCO INVESTOR DAY Customized Product Solutions Integrated Supply Capital Project Solutions Global Accounts Value Proposition …addresses key customer needs and applications Standardizing products, pricing, terms and service across multiple customer facilities Industrial & Electrical Distribution Supply Chain Solutions

43 2017 WESCO INVESTOR DAY WESCO’s Global Reach WESCO Presence               Service area …serving our blue-chip customers wherever they are located

44 2017 WESCO INVESTOR DAY Business Objectives and Customer Engagement Acquire new customers Centralized lead generation team …working all organizational levels and key customer decision makers Penetrate existing customers and build C-level relationships Global Account Managers with vertical market and key account focus Grow plant-level sales and drive LEAN initiatives Geographically based implementation teams Provide local sales, service, and technical support Branch personnel CIO VP OPERATIONS PLANT MANAGER PLANT ENGINEER MAINTENANCE ENGINEER CFOCPO CIO CPO PLANT ENGINEER SUSTAINABILITY MANAGER

2017 WESCO INVESTOR DAY

A Typical Customer



Datacom & Security
Wire & Cable
Electrical Distribution & Controls
Automation
Safety & Industrial Supplies
OEM
Lighting
% Sales Penetration
>75%
~ 50%
< 25%
New business
DATA COMMUNICATIONS
WIRE DATA COMMUNICATIONS
CONDUIT-METAL
CONDUIT-NON METALLIC
CONDUIT & CABLE FITTINGS
RACEWAYS, WIREWAYS,STRUT,CABLE TRAY
WIRE, POWER, CORDS & BUILDING
BOXES METALLIC & NON-METALLIC
CIRCUIT BREAKERS
CUTOUT, ARRESTOR, CAPACITORS & H.V. SWITCHES
ENCLOSURES
ENGINEER SERVICES & (W) RENEWAL PARTS
FUSES, FUSE BLOCKS & FUSE HOLDERS
LOADCENTERS/BREAKERS/METER CENTER
METERING/INSTRUMENT TRANSFORMERS
PANELBOARDS/SWITCHGEAR/BUSDUCT
T&D UTILITY PRODUCTS
TERMINATIONS,LUGS,CONNECTORS & ACCESSORIES
TRANSFORMERS
TRANSFORMERS:DISTRIBUTION
TRANSFORMERS:POWER
WIRING DEVICES
MOTOR CONTROL CENTERS
MOTORS & DRIVES
SAFETY SWITCHES
CONTROL - OPEN & CLOSED
PROGRAMMABLE CONTROLLERS
ELECTRICAL SUPPLIES
FANS,HEATERS,VENTING EQUIP.
INDUSTRIAL MAINTENANCE
MISC ELECTRICAL
TOOLS
TUBING,SEALANTS & ADHESIVES
FACTORY PRODUCTS
BALLASTS
LAMPS
LIGHTING
LOCATIONS
LOCATION 1
LOCATION 2
LOCATION 3
LOCATION 4
LOCATION 5
LOCATION 6
LOCATION 7
LOCATION 8
LOCATION 9
LOCATION 10
LOCATION 11
LOCATION 12

45

46 2017 WESCO INVESTOR DAY Conduit and Raceway Wire A typical industrial customer served by WESCO Global Accounts Switchgear, Wire, Cable, and Conduit Switchgear Wire & Cable Cutting Cable Paralleling Arc Flash Studies Coordination Studies Kitting Job Carts Services

47 2017 WESCO INVESTOR DAY Lighting Lighting A typical industrial customer served by WESCO Global Accounts Layout design Energy efficiency and sustainability audits Energy performance analysis Lighting renovation services Services

48 2017 WESCO INVESTOR DAY Electrical, Industrial, and Safety MRO Material Handling Safety Services A typical industrial customer served by WESCO Global Accounts Abrasives Cutting Tools Chemicals Fasteners PVF Welding Hand Tools Gloves Paper Goods Cleansers Brooms Mops Safety training and fit testing of equipment OSHA standards application assistance Vendor managed inventory New product testing and training Shutdown support (job trailer)

49 2017 WESCO INVESTOR DAY Diversified Manufacturing Automation Equipment A typical industrial customer served by WESCO Global Accounts Services Production Line Services Bill of Material Review Quality, Kitting, JIT B&C Sourcing Kanban

50 2017 WESCO INVESTOR DAY Assembly Wire Harnesses Cable Assemblies Panel builds Sensors Switches PLCs A typical industrial customer served by WESCO Global Accounts Services

51 2017 WESCO INVESTOR DAY Business Process Outsourcing (Integrated Supply) Strategic Sourcing Storeroom Management Inventory Management Quality Assurance VMI Shutdown support (job trailers) E-Catalog Inventory Optimization Lean Warehousing optimization Category Management Tactical procurement services 2nd tier supplier management Vending Personnel A typical industrial customer served by WESCO Global Accounts and Integrated Supply Services

52 2017 WESCO INVESTOR DAY Multi-location Customers A typical industrial customer served by WESCO Global Accounts and Integrated Supply WESCO Express Materials Standardization and consolidation programs Global e-business solutions (VMI, vending, e-catalog, EDI/XML) Enterprise reporting and analytics Services

53 2017 WESCO INVESTOR DAY Industrial Networking A typical industrial customer served by WESCO Global Accounts • Initial focus on digital ceiling and industrial plant floor • IoT will enable: – The ability to gather and analyze data across the enterprise – Increased productivity – Improvements to product quality and customer service • Anticipating growth in connected lighting

2017 WESCO INVESTOR DAY

A One WESCO Customer


PRODUCT CATEGORY PENETRATION
Data Comm & Security
Wire & Cable
Electrical Distribution & Controls
Automation
Safety & Industrial Supplies
OEM
Lighting
% Sales Penetration
>75%
~ 50%
< 25%
New business
DATA COMMUNICATIONS
WIRE DATA COMMUNICATIONS
CONDUIT-METAL
CONDUIT-NON METALLIC
CONDUIT & CABLE FITTINGS
RACEWAYS, WIREWAYS,STRUT,CABLE TRAY
WIRE, POWER, CORDS & BUILDING
BOXES METALLIC & NON-METALLIC
CIRCUIT BREAKERS
CUTOUT, ARRESTOR, CAPACITORS & H.V. SWITCHES
ENCLOSURES
ENGINEER SERVICES & (W) RENEWAL PARTS
FUSES, FUSE BLOCKS & FUSE HOLDERS
LOADCENTERS/BREAKERS/METER CENTER
METERING/INSTRUMENT TRANSFORMERS
PANELBOARDS/SWITCHGEAR/BUSDUCT
T&D UTILITY PRODUCTS
TERMINATIONS,LUGS,CONNECTORS & ACCESSORIES
TRANSFORMERS
TRANSFORMERS:DISTRIBUTION
TRANSFORMERS:POWER
WIRING DEVICES
MOTOR CONTROL CENTERS
MOTORS & DRIVES
SAFETY SWITCHES
CONTROL - OPEN & CLOSED
PROGRAMMABLE CONTROLLERS
ELECTRICAL SUPPLIES
FANS,HEATERS,VENTING EQUIP.
INDUSTRIAL MAINTENANCE
MISC ELECTRICAL
TOOLS
TUBING,SEALANTS & ADHESIVES
FACTORY PRODUCTS
BALLASTS
LAMPS
LIGHTING
LOCATIONS
LOCATION 1
LOCATION 2
LOCATION 3
LOCATION 4
LOCATION 5
LOCATION 6
LOCATION 7
LOCATION 8
LOCATION 9
LOCATION 10
LOCATION 11
LOCATION 12

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55 2017 WESCO INVESTOR DAY Industrial End Market Success Story Global Multi Division Manufacturer OEM Supply Chain and Business Process Outsourcing Customer engaged WESCO to support its new OEM supply chain strategy in one division and its outsourcing strategy in another division BACKGROUND SCOPE OUTCOME OEM Supply Chain • WESCO Global Accounts and Field Operations interlock ensures seamless execution – 18 plants, 5,000 SKUs • Services: − Global sourcing/supplier, JIT, supplier rationalization, BOM review, quality assurance • Deployment of our U.S. and Mexico Assembled Solutions group to design/source/fabricate a diverse array of assembled components such as: − Wire harnesses, enclosures, custom panels, and relays / switches Business Process Outsourcing • WESCO Integrated Supply – Industrial and Electrical MRO, 25 plants in North America and Europe • Services: − Global sourcing − Order entry and technical support − VMI − Multi tier supplier management • 61 personnel to support the customer; 38 dedicated • 100% of transactions run through the WESCO software platform Multi year agreement extension -- $250M total value with $65M in incremental opportunity

56 2017 WESCO INVESTOR DAY Industrial Growth Opportunities • Lighting Retrofit • Critical Infrastructure Upgrade • Supply Chain Services • OEM/Direct Material • Industrial Networking …significant opportunities for growth and expanding customer relationships

57 2017 WESCO INVESTOR DAY Summary • The Industrial end market is large and offers excellent growth opportunities. • WESCO has key competitive differentiators to enable us to outperform the market: − Long-term customer relationships with opportunities for expansion − Diversified end market customer verticals − Global Accounts’ portfolio of products and services and worldwide footprint − Integrated Supply’s ability to manage supply chain and other functions • The evolution of technology provides an opportunity for WESCO to combine our expertise in electrical, datacom, and automation into new products and services. …large market with many opportunities for growth

2017 INVESTOR DAY Les Kebler Group Vice President, International Construction

59 2017 WESCO INVESTOR DAY North American Construction Market • ~$450B construction market - $44B* WESCO addressable market • Low to mid single digit increase in non-residential fixed investment • Infrastructure spending provides additional upside • Potential incremental tailwinds (regulations, tax, business sentiment) …large market with favorable conditions for growth 190 173 80 2016 Construction Market ($B) Commercial Institutional Industrial 190 205 215 173 183 193 80 81 84 2016 2017 2018 Construction Trend ($B) Commercial Institutional Industrial Sources: AIA (U.S.), CanaData Forecaster (Canada) *Source: MDM data

60 2017 WESCO INVESTOR DAY WESCO Opportunities • Full suite of services to support contractors • Infrastructure and resources in place today • Capitalize on high-growth markets • Global expansion and capital projects • Increased infrastructure spending 42% • Non-residential ‒ Commercial ‒ Industrial ‒ Infrastructure ‒ Institutional • Residential WESCO Construction Sales (% of Total) 34% 2017 end market outlook: Flat to LSD sales increase Construction End Market WESCO Organic Sales Growth vs. Prior Year Note: See appendix for non-GAAP reconciliations. -4% 2% -6% -2% -4% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 65% U.S. 32% Canada 3% International

61 2017 WESCO INVESTOR DAY Characteristics of the Construction Industry • Highly fragmented market • Cyclical market with high growth segments • Shortage of skilled workers • Slower digital adoption relative to manufacturing, retail and agriculture • Cost overruns and missed schedules on mega-projects • Increasingly global nature of engineering, design and construction (EPC) firms • Productivity growth has remained relatively flat over the past 20 years* …industry challenges provide significant opportunity to add value WESCO Value Creation • Engineering and design phase • Construction phase • Transition to operations • Supply chain management • On-site execution • Digital tools *Source: McKinsey research

62 2017 WESCO INVESTOR DAY Construction Strategy Focused on Cost and Schedule • Transparency of activity through the construction cycle • Visibility and accountability for all stakeholders • Position product close to craft to increase productivity • Differentiate material management by risk to the project • Provide innovative products and services that reduce installed cost • Utilize data warehouse to lower product cost and reduce engineering and craft man-hours • Project management software for complex projects …leveraging decades of WESCO construction experience

63 2017 WESCO INVESTOR DAY New Construction Product and Services Portfolio Job Trailer (Consumables) Physical Security Lighting Just-in-Time Delivery Job Carts Pre-fabrication Kitting / StagingUtility Substation Data Center Cable Cable Management

64 2017 WESCO INVESTOR DAY BUILDING / OPS SERVICES Lighting Renovation and Retrofit Product and Services Portfolio Access Control Smart Meeting Spaces Wireless Video IP Telephony Digital Signage Switchgear Energy / Metering Sensors and ControlsPhysical Security

2017 WESCO INVESTOR DAY

Services for the Construction Industry

Construction Phase	Customer Needs	WESCO Services
Engineering & Design	• Specification assistance • Product alternatives • Turnkey solutions • Design layouts • Reduced engineering man-hours	 Global Sourcing WESCO REMOTE PROJECT MANAGEMENT – Major CAPX Material Management  New Concepts – Intelligent Buildings WESCO LIGHTING AND CONTROLS SOLUTIONS – Turnkey Lighting Solutions  Project Specific Catalogs
Construction	• Right product, right time • Lower installed cost • Higher productivity • Real-time information • Continuous improvement	 Pre-built Data Racks  eStock Next Gen Site Replenishment  Automated VMI  Vending Machines  Cable Management  On-site Trailers  Customized Kitting eCommerce

65

2017 WESCO INVESTOR DAY

Capitalizing on High Growth Markets

Market	Market Drivers	WESCO Differentiators
	**LED Lighting** • $300B "traditional" base, $15B+ LED market in 2017 • Current 15% adoption projected to double by 2020	• Specialized sales leaders and resources • Turn-key design, procure and install offering • Lighting COEs
	**Cloud Computing** • Large market with significant growth expectations • Companies racing to provide cloud based solutions	• Leadership position in Datacom • Leverages Global Account structure • Global infrastructure in place today
	**Major Projects** • Petrochem, Power, Unconventional oil all active • Trend toward lump sum benefits WESCO	• Decades of experience • Services provided through global centers in the Americas, Europe and Asia
	**Solar** • $35B North American market, LSD growth rate • Over 25% WESCO sales CAGR over last 3 years	• Specialized sales and marketing teams • Leverage footprint for quick turn projects
	**Digital Transformation** • Rapidly developing market to "connect the dots" • Converged networks and POE lighting	• Existing businesses engaged • Strategic partnerships with leading vendors

…we have the resources, infrastructure, and scale

66

67 2017 WESCO INVESTOR DAY Construction Center of Excellence …opportunities to penetrate additional markets Acquisitions Expanded Construction Footprint May 2015 Commercial Construction 9 Branches March 2016 Commercial and Residential Construction 5 Branches November 2015 Commercial Construction Lighting National Accounts 24 Branches

68 2017 WESCO INVESTOR DAY Success Stories – Construction National Retail Store LED Lighting Project • Awarded multi-store contract to upgrade interior and exterior lighting to energy efficient LED technology • Initial order for 20 stores rolling out to 100+ locations across the U.S. • Scope of work includes design services, lighting and controls • Leverages WESCO’s Global Account model and commercial construction COEs Integrated Oil Company Capital Project Material Management • Awarded a product and material management contract for a $750M petrochemical plant expansion • Services include material take-offs, kitting, cable management and on-site trailer plus personnel • Leverages WESCO’s experience, footprint and proprietary project management software (RPM)

69 2017 WESCO INVESTOR DAY Construction Summary • The non-residential construction market is large and growing • Significant Incremental spending potential from infrastructure spending and tax and regulatory reform • Industry challenges present opportunities to add value • WESCO is very active today in a number of high growth segments • Comprehensive product and service portfolio coupled with decades of global WESCO experience …well-positioned in attractive end market

2017 INVESTOR DAY Nelson Squires Group Vice President, Canada Canada

71 2017 WESCO INVESTOR DAY WESCO’s Canadian Market Share and Addressable Market …market leadership position with opportunities for growth All Others Top 5 distributors total ~75% Canadian Electrical Distribution Market (~$10B) Source: MDM ($ Billions) Packaging Electrical & Controls MROP All Other Construction Datacom Chemicals Material Handling $14 $13 Canada MRO Supply Market ~$60B WESCO Addressable Market ~$25B Source: ElectroFed $3 $9 $5 $8 $3 $3 WESCO addressable market WESCO #1 position in market

72 2017 WESCO INVESTOR DAY 57% 26% 8% 9% Strategic Priorities • Build on our market leadership position • Capitalize on increased infrastructure spending • Increase our industrial footprint • Continue to broaden our utilities business • Continue to diversify the business beyond traditional markets • Drive One WESCO opportunities • Fully leverage our acquisitions 42%WESCO 2016 Canadian Sales by End Market (U.S. $1.4B) 2017 outlook: flat to LSD sales increase Utility CIG Construction Industrial Canada WESCO Organic Sales Growth vs. Prior Year -11% -3% -7% -2% 3% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Note: See appendix for non-GAAP reconciliations.

73 2017 WESCO INVESTOR DAY WESCO’s Canadian Business • 19% of total WESCO sales in 2016 • Expanded and diversified through acquisitions and organic growth since recession trough …larger, stronger, and more diversified business 2010 2016 Utility CIG Industrial Construction752 1,846 C$ Millions

74 2017 WESCO INVESTOR DAY Canada …strong national presence Branch Locations WESCO 70 EECOL 58 Distribution Centers

75 2017 WESCO INVESTOR DAY WESCO’s Industrial End Market in Canada Modest recovery in business sentiment(1) supported by: − Foreign (export) demand − Expected rebound in activity in energy-producing regions …poised to benefit from increased activity (1) Source: Bank of Canada Business Outlook Survey, 3 April 2017 WATER TREATMENT MINING LARGEST WESCO VERTICALS 13,000 14,000 15,000 16,000 17,000 18,000 19,000 20,000 21,000 22,000 J a n - 1 2 A p r - 1 2 J u l - 1 2 O c t - 1 2 J a n - 1 3 A p r - 1 3 J u l - 1 3 O c t - 1 3 J a n - 1 4 A p r - 1 4 J u l - 1 4 O c t - 1 4 J a n - 1 5 A p r - 1 5 J u l - 1 5 O c t - 1 5 J a n - 1 6 A p r - 1 6 J u l - 1 6 O c t - 1 6 J a n - 1 7 Source: Statistics Canada, CANSIM tables 126-0001 and 126-0003. Millions of Cubic Metres OIL & GAS Crude Oil & Equivalent Products Production

76 2017 WESCO INVESTOR DAY …activity is picking up in 2017 Oil Sands Update • Drilling activity is increasing • Consolidation a positive in the mid to long term • Companies more disciplined in spend • Maintenance spending beginning to pick up • Pipeline projects provide significant opportunity • Rebuild is picking up pace in Fort McMurray • WESCO backlog growing, strongest in three years

2017 WESCO INVESTOR DAY

WESCO's Construction End Market in Canada

- Population growth is expected to drive construction of housing, schools, healthcare facilities and infrastructure
- Tight office space market in Toronto, Winnipeg and Vancouver
- Industrial capacity utilization has grown to over 80%

Source: CanadaData Forecaster, April 2017

LARGEST WESCO PROJECT TYPES

COMMERCIAL

INDUSTRIAL

DATA CENTERS

Canadian Construction Market Trends
Non-Residential Put-In-Place Activity



Millions C$
New non-residential construction spending
Change vs prior year
45,782
48,634
50,719
50,159
50,043
50,311
49,695
51,954
55,211
59,799
64,563
6.20%
4.30%
-1.10%
-0.20%
0.50%
-1.20%
4.50%
6.30%
8.30%
8.00%
2010
2011
2012
2013
2014
2015
2016
2017F
2018F
2019F
2020F

Source: April 2017 CanaData Forecaster. Includes commercial, institutional, and industrial sectors.

...focused on commercial non-resi construction across Canada

77

78 2017 WESCO INVESTOR DAY The Canadian government recently announced plans to more than double their existing infrastructure funding, targeting a total of C$186 billion in combined public and private investments over the next 11 years …WESCO has the experience and expertise to win incremental infrastructure business Key Areas of Focus Incremental Investment, 2017-2028 Stated Investment Priorities Where WESCO competes Green infrastructure $22B Support Canada’s ongoing transition to a clean growth economy. • Water and wastewater systems • LED lighting – new construction and retrofits • Alternative energy sources Public transit $20B Shorten commute times, cut air pollution, economic growth • Toronto Transit Commission (TTC) project experience Social infrastructure $22B Invest in indigenous communities, child care, housing, culture & recreation • Construction of child care, culture and recreational facilities Rural & Northern communities $2B Invest in unique local needs • Broadband infrastructure Canadian Construction Market Trends Infrastructure Opportunities Source: www.infrastructure.gc.ca. Excludes $10B Trade and Transportation investments.

79 2017 WESCO INVESTOR DAY Canada Growth Opportunities …well-positioned to capitalize on a wide variety of growth opportunities UTILITY CIGINDUSTRIAL CONSTRUCTION Utility infrastructure OEM and direct materials Supply chain services Internet of Things Energy efficiency solutions LED lighting/lighting retrofit Major projects General infrastructure Broadband / FTTX

80 2017 WESCO INVESTOR DAY Success Story – University Canadian University Transition from Outsourced to In-House BACKGROUND • Facilities are a mix of new and aging buildings • Customer is transitioning from outsourced to internal maintenance and construction teams SCOPE • Includes all electrical material • Lighting infrastructure • Datacom infrastructure • Inventory OPPORTUNITY • $1M per year; 5-year term • Already have signed up a second university with similar scope

81 2017 WESCO INVESTOR DAY Success Story – Utility Utility Broadened the Customer Base With Customized Solutions BACKGROUND • Utilities business leveraging key customer relationships to grow • Worked with suppliers to broaden the business at three significant customers SCOPE • Partnered with suppliers to: ̵ Develop solutions to meet a unique specification ̵ Utilize WESCO versus going direct to lever WESCO’s relationship and solution ̵ Displace a competitor by offering a more effective solution OPPORTUNITY • New sales of $4M per year for the next three years • Win-Win for suppliers, customer and WESCO • Ability to leverage this beyond the first set of customers

82 2017 WESCO INVESTOR DAY Success Story – Telecom Telecom Company Outsourcing Supply Chain Management BACKGROUND • Customer is transitioning from insource to outsource • WESCO is the only distributor to offer a full Canadian geographic footprint SCOPE • Full leverage of existing DCs, equipment, and people • Management of supply chain • No incremental investment required OPPORTUNITY • $20M per year; 5-year term • Opportunity to broaden scope of supply

83 2017 WESCO INVESTOR DAY Success Story – Industry Association Provincial Farmers Association Safety Solutions BACKGROUND • Access to 42,000 farmers and foresters via a single web portal • First partnership of its kind in Canada SCOPE • Single provider of safety solutions, PPE, and technical support • Customized website and portal • Exclusive e-Commerce store OPPORTUNITY • $3M per year; 3-year term • Opportunity to develop similar partnerships across Canada

84 2017 WESCO INVESTOR DAY Summary • WESCO is a market leader in Canada −Strong resources and capabilities, the broadest infrastructure and a diverse customer base −Attractive growth opportunities are available across the business −One WESCO provides a strategic advantage to further leverage Canadian acquisitions and deliver profitable growth • Solid progress in diversifying the business • Lean efforts driving cost improvement and focus …focused on growth and execution

2017 INVESTOR DAY Hemant Porwal Vice President, Global Supply Chain and Operations Supply Chain and Operations

86 2017 WESCO INVESTOR DAY Supply Chain and Operations Our Mandate Deliver growth and increase profitability by leveraging the value chain from sourcing to customer fulfillment with the right people, process, infrastructure and technology. Our Values • Promote safety • Feel the heat of the business • Supply Chain leadership across value chain • Win with high level of integrity and respect for our supplier partners • Operational excellence via lean …the nerve center of One WESCO

87 2017 WESCO INVESTOR DAY Supply Chain & Operations – architecting the One WESCO Strategy Lean organization designed for efficiency and effectiveness in sync with marketing demand creation, sales operations, and category management …focused on customer satisfaction, profitability, and social responsibility Sourcing $6B spend 12,000+ Special Pricing Agreements Inventory $800M+ inventory 1M+ products Operations 9 distribution centers ~500 branches Transportation $90M+ spend Safety, Sustainability & Supplier Diversity 6x safer 1300+ diversity suppliers Pricing ~75,000 customers Functional Overview

88 2017 WESCO INVESTOR DAY Sourcing Optimization Pricing Optimization Inventory Optimization Network Optimization Transportation Optimization Processes to Drive Operating Margin Expansion …new capabilities and ways of working

89 2017 WESCO INVESTOR DAY • Strategic and diverse supply base • Spend managed by category • Centralized and automated source to pay transactions • Higher product turns and improved cash conversion cycle • Spend negotiated locally • Costs negotiated at the customer level • Limited strategic supplier base • Deep dives to understand customer specifications and preference • Consolidate requirements and negotiate regionally/ nationally • Optimize inventory • Standardize pay terms Sourcing and Inventory Evolution Assessed Opportunities Continuous Improvement Best-In- Class 1 32 …significant progress made in 2016 Status:

2017 WESCO INVESTOR DAY

Leverage Spend to Grow Strategic Suppliers

Supplier Spend Treemap


Grow Strategic Suppliers
Leverage Spend
Reduce Complexity
Competitively bid tail spend and convert to strategic suppliers

Current Phase "RFI the Tail"

- Over 3,000 customers
- 22 product categories
- 800+ suppliers
- 11,000+ SKUs

Expected Results

- Stakeholder-aligned enterprise strategic sourcing
- Leverage national spend with strategic sourcing
- One voice to suppliers
- Reduce tail spend suppliers


Cost
Tail Suppliers
Margins
Strategic Supplier Spend

…reducing cost and strengthening strategic supplier relationships

90

91 2017 WESCO INVESTOR DAY Reduce Complexity and Leverage Spend – Direct Materials Specialty Wire & Cable • 9 cable categories reviewed, including: − LAN, coax, audio, and speaker cables − 180 SKUs • 9 reverse auctions in about 2.5 hours • 10 suppliers to 6 suppliers • Maintained or improved product quality • Safety Products • First aid products, remedies equipment and kits − 158 SKUs • 3 reverse auctions in about 2 hours • 20+ suppliers to 9 • Extensive product review pre- and post-auction SAVINGS Double-digit % savings achieved …expanding e-auctions to direct materials

92 2017 WESCO INVESTOR DAY Pricing Evolution • Pricing analytics and optimization tools • Price intelligence spanning product categories, industry verticals and customer size • Pricing established as a Center of Excellence • Prices set primarily by branch, initiating shift to category • Most customer orders are priced at the local (branch / customer) level • In-house developed pricing analytics • Region, Platform and Category pricing structure with KPIs in place • Expand use of pricing tool kit: – Customer segmentation – Gap-to-goal – Standard cost – Floor pricing – Margin thresholds Assessed Opportunities Continuous Improvement Best-In- Class …early stages; made significant progress in 2016 Status: 1 32

93 2017 WESCO INVESTOR DAY Disciplined Approach to Pricing • Proved margin improvement opportunity with successful branch pilots • Conducted ~200 gap-to-goal sessions Pricing Approach …focused on improving billing margins with accountability, analytics, and tools 2016 Accomplishments • District level margin reviews with sales, sourcing and pricing • Regular review process and timing for invoice pricing and supplier price increases • Margin performance daily reviews at branch level 2017 Action Plan

94 2017 WESCO INVESTOR DAY Operations and Transportation Evolution • Strategically located branches, distribution centers and sales offices worldwide • Transportation is a global function with agile capabilities for the “last mile” • Infrastructure that enables growth, exceeds customer requirements and delivers economic value • One WESCO branch consolidations • Transportation managed by country • Further develop and expand distribution center and network • Manage transportation spend to deliver improvements in service and capabilities Assessed Opportunities Continuous Improvement Best-In- Class …significant progress made in 2016 Status: 1 32

95 2017 WESCO INVESTOR DAY U.S. Distribution Network Optimization • Open two One WESCO regional distribution centers • Convert the three U.S. distribution centers to One WESCO distribution centers • Reconfigured systems to support One WESCO DC network strategy • Determined multiyear network roadmap 2016 Accomplishments 2017 Action Plan …improving customer service while reducing cost One WESCO Distribution Center • Consolidated inventory across multiple categories • Providing a variety of services

96 2017 WESCO INVESTOR DAY Reduced Transportation Spend While Improving Service Pre Bid • Post Bid • Local negotiations with poor Service Level Agreements • Manual process • 8 different carriers • Center-led negotiations • Electronic sourcing event with multiple rounds of bidding activity • Consolidated to 3 carriers • Improved service levels and costs SAVINGS Double-digit % savings achieved

97 2017 WESCO INVESTOR DAY Supply Chain and Operations Summary • Laid the groundwork in 2015 to support operating margin expansion • Made significant progress in 2016 to implement Global Supply Chain strategy • Continued engagement with local and Corporate teams • Executing plans which target at least 20 bps of annual margin improvement through Supply Chain and Operations initiatives • Have the footprint and capacity to support growth …significant opportunity to further improve our operations and supply chain

2017 INVESTOR DAY Dave Schulz, Chief Financial Officer Financial Update

99 2017 WESCO INVESTOR DAY WESCO Financial Performance Goals Drivers • Working capital management • Prudent capital expenditures • Operating leverage from top-line growth • Margin improvement initiatives • Organic growth strategies • Acquisitions • Effective capital allocation • Focus on improving ROIC • Consistent execution Performance Goals Free cash flow greater than 90% of net income Double digit EPS growth Grow faster than the market Superior investor returns

100 2017 WESCO INVESTOR DAY 0.75 0.49 2.46 3.80 1999 2002 2009 2016 Financial Performance Adjusted Diluted EPSSales 10% CAGR …solid long-term performance 5% CAGR 3.4 3.3 4.6 7.3 1999 2002 2009 2016 52 12 279 282 1999 2002 2009 2016 Free Cash Flow 11% CAGR -15% 26% 14% Average Annual TSR* ($ Billions) ($ Millions) ($) Note: See appendix for non-GAAP reconciliations. 13% CAGR *Total Shareholder Return Dec 1999-2002 2002-2009 2009-2016 13% average

101 2017 WESCO INVESTOR DAY Cost Leverage …compares favorably to industry benchmarks 807 798 2015 2016 Sales per Employee ($ Thousands) NAED: National Association of Electrical Distributors. Source of NAED data: most recent annual benchmark study, published in June 2016. 612 NAED Operating Expenses (%) 15 15 2015 2016 19% NAED Benchmark 116 2015 - 2016 • Eliminated approximately 1,000 positions • Eliminated or consolidated 40 branches, including our businesses in Australia and Brazil • Invested in resources to deliver competitive advantage and improve margin: – Added end market sales & marketing leaders and product category managers – Established and expanded eCommerce organization – Created WESCO’s first Global Supply Chain organization – Improved IT and business unit finance capabilities 2017 • Adding technical sales resources (reflected in 2017 Outlook) • Continuing to tightly manage operating costs

102 2017 WESCO INVESTOR DAY 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Balanced Capital Structure Leverage (Total Par Debt to TTM EBITDA) …maintaining fiscal discipline and flexible capital structure > $1B of free cash flow over last 4 years Note: See appendix for non-GAAP reconciliations. Target Leverage 2.0x – 3.5x 3.4X 2015 2016 2017 Outstanding Debt December 31, 2016 March 31, 2017 Matures AR Revolver (V) 380 345 2018 Inventory Revolver (V) 4 - 2020 2019 Term Loans (V) 145 130 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 24 31 N/A Total Par Debt 1,403 1,356 Liquidity(1) 705 727 Capital Structure ($ Millions) V = Variable Rate Debt F = Fixed Rate Debt (1) = Total availability under asset-backed credit facilities plus invested cash

103 2017 WESCO INVESTOR DAY 2017 Year to Date Results • Improved business momentum driven by a return to growth in the Industrial end market and Canada • Reported sales flat • Organic sales down 2% vs. prior year − down 4% sequentially; better than typical seasonality • EBIT margin down 10 bps vs. prior year, reflecting normal lag effect in passing inflation to customers • Free cash flow of 114% of net income • Continued growth in the Industrial end market and Canada • QTD organic sales flat vs. prior year, including the impact of Easter timing • Sales momentum continues to improve First Quarter Second Quarter to date …results to date are in line with our 2017 expectations and outlook Note: See appendix for non-GAAP reconciliations

104 2017 WESCO INVESTOR DAY 2017 Outlook …will update our 2017 outlook on July 27 Sales Flat to +4% EBIT Margin 4.4% to 4.6% Effective Tax Rate ~30% EPS $3.60 to $4.00 Shares outstanding ~49 million Free cash flow At least 90% of net income Year to date results vs original expectations: Canada Industrial Utility Tax Rate Timing of supplier price increases ahead of customer price increases, which impacted margin 2017 Outlook: Reaffirming our original 2017 outlook

105 2017 WESCO INVESTOR DAY Capital Allocation Strategy …completed $50M share repurchase in May to offset dilution impact of 2016 & 2017 equity awards Priorities for Driving Shareholder Value • Support organic growth • Fund accretive acquisitions • Maintain target leverage • Repurchase shares – Authorization from Board – Offset dilution from annual equity awards – Opportunistic purchases Cash Deployment After Organic Growth Investments 2015 - YTD 2017 Debt Reduction Acquisitions Share Repurchase

106 2017 WESCO INVESTOR DAY Long-Term Growth Algorithm • Market growth • 1% to 2% from market outperformance • 1% to 3% from acquisitions • ~50% operating profit pull- through on organic growth − gross margin improvement − operating cost leverage • ~30% effective tax rate Annual Expectations over the Long-Term • Greater than 90% of net income …managing the business for strong EPS growth and cash flow Sales EPS Free Cash Flow

107 2017 WESCO INVESTOR DAY WESCO Long-Term Algorithm – Illustrative for 2020 2017E 2020E 2017E 2020E Sales EPS • 3% annual end market growth • 1% market outperformance • 2% growth from acquisitions • 20 bps annual gross margin expansion • 50% pull-through on organic sales growth • 10%+ EPS growth excluding acquisitions • ~ 30% effective tax rate • Share repurchase to manage dilution Resulting in: • Annual EBIT margin expansion of 30 – 40 bps • ~$800 million free cash flow over the four-year period • ROIC expansion …margin expansion, double-digit EPS growth and strong cash generation Core business 2018-2020 acquisitions +4% 10%+ ++2%

108 2017 WESCO INVESTOR DAY 0% 2% 4% 6% 8% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E 2020E …driven by volume leverage, supply chain initiatives and continued cost focus Expecting Operating Margin Expansion DRIVERS: Volume leverage Procurement, pricing and distribution network optimization Continued cost focus EBIT %

109 2017 WESCO INVESTOR DAY Summary • We have right-sized the organization and added capabilities to drive growth and margin expansion as end markets improve • Our long-term growth algorithm delivers margin expansion and double-digit EPS growth from: −Organic sales growth and strong operating leverage − Accretive acquisitions − Global Supply Chain initiatives − Continuing focus on expense control • Deployment of capital to drive shareholder value enabled by strong cash flow generation • ROIC expansion …focused on delivering above-market growth, strong cash generation and shareholder returns

2017 INVESTOR DAY John Engel Chairman, President and Chief Executive Officer WESCO International

111 2017 WESCO INVESTOR DAY Invest in WESCO • Industry leader with deep domain expertise in electrical, industrial, construction, and utility • Proven business model and well positioned in large, fragmented markets • Blue-chip customer and supplier base • Proven acquirer and integrator in a consolidating industry • Extensive global supply chain capability • Operational excellence culture founded on lean principles • Operating margin expansion results and future potential • Strong free cash flow generation through economic cycle …strong company with proven and effective supply chain solutions

112 2017 WESCO INVESTOR DAY

2017 INVESTOR DAY Appendix

114 2017 WESCO INVESTOR DAY Sales Growth 2015 2016 2017 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Change in Net Sales 0.3 (4.4) (7.4) (6.7) (4.7) (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) Acquisition Impact 1.2 1.6 2.0 3.0 2.0 3.9 3.7 2.9 1.8 3.1 0.9 Core (0.9) (6.0) (9.4) (9.7) (6.7) (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) FX Impact (2.5) (3.0) (4.1) (3.7) (3.4) (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 Workday Impact (1.6) 1.6 3.2 (1.6) 0.4 Organic 3.2 (3.0) (5.3) (7.6) (3.3) (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) (%) Note: Core sales growth excludes acquisitions during the first year of ownership.

115 2017 WESCO INVESTOR DAY Q1 2017 Sales Growth – Geography U.S. Canada International Total Change in net sales (USD) (0.8) 7.4 (13.4) (0.2) Impact from acquisitions 1.3 - - 0.9 Impact from foreign exchange rates - 4.2 (2.4) 0.6 Impact from number of workdays - - - - Organic sales growth (2.1) 3.2 (11.0) (1.7) (%) For organic sales growth in 2016, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the ‘Investors’ page of WESCO’s website at www.wesco.com.

116 2017 WESCO INVESTOR DAY Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q1 2017 vs. Q1 2016 Q1 2017 vs. Q4 2016 Q1 Q1 Q1 Q4 2017 2016 % Growth 2017 2016 % Growth Industrial Core 680 670 1.5% 681 647 5.3% Construction Core 554 567 (2.4)% 574 613 (6.4)% Utility Core 267 279 (4.2)% 267 294 (8.9)% CIG Core 258 262 (1.6)% 258 247 4.4% Total Core Gross Sales 1,759 1,778 (1.1)% 1,780 1,800 (1.1)% Total Gross Sales from Acquisitions 21 4 - - - -00 Total Gross Sales 1,780 1,782 (0.1)% 1,780 1,800 (1.1)% Gross Sales Reductions/Discounts (8) (6) - (8) (7) -00 Total Net Sales 1,773 1,776 (0.2)% 1,773 1,793 (1.2)%

117 2017 WESCO INVESTOR DAY Q1 2017 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth 1.5 (2.4) (4.2) (1.6) (1.1) FX Impact 0.3 1.2 0.3 0.4 0.6 Workday Impact - - - - - Organic Growth 1.2 (3.6) (4.5) (2.0) (1.7) (%) For organic sales growth in 2016, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the ‘Investors’ page of WESCO’s website at www.wesco.com.

118 2017 WESCO INVESTOR DAY Financial Leverage Twelve Months Ended March 31, 2017 Financial leverage ratio: Income from operations $ 330 Depreciation and amortization 66 EBITDA $ 396 March 31, 2017 Current debt and short-term borrowings $ 29 Long-term debt 1,310 Debt discount and deferred financing (1) 16 Total debt $ 1,355 Less: cash and cash equivalents $ 103 Total debt, net of cash $ 1,252 Financial leverage ratio 3.4X Financial leverage ratio, net of cash 3.2X (1)Long-term debt is presented in the condensed consolidated balance sheet as of March 31, 2017 net of deferred financing fees and debt discount. ($ Millions)

119 2017 WESCO INVESTOR DAY 2016 Adjusted Diluted EPS FY 2016 Reported Results Adjustments Adjusted Results Operating profit $ 332.0 - $ 332.0 Interest 76.6 - 76.6 Loss on debt redemption 123.9 (123.9) 1 - Income before income taxes 131.5 123.9 255.4 Taxes 30.4 41.2 1 71.6 Effective tax rate 23.1% 28.0% Net income 101.1 82.7 183.8 Less: Non-controlling interest (0.5) - (0.5) Net income attributable to WESCO $ 101.6 82.7 $ 184.3 Adjusted Earnings per Diluted Shares: Diluted earnings per common share (as reported) $2.10 Loss on debt redemption 2 2.54 Tax effect of loss on debt redemption 2 (0.84) Adjusted diluted earnings per common share $3.80 (1) Represents the third quarter loss on debt redemption and related income tax benefit. (2) The loss on debt redemption and related income tax benefits are based on third quarter diluted shares of 48.7 million. ($ Millions, except for EPS)

120 2017 WESCO INVESTOR DAY Free Cash Flow Reconciliation FY 2016 Q1 2017 Cash flow provided by operations 300.2 47.6 Less: Capital expenditures (18.0) (4.5) Free Cash Flow 282.2 43.1 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund other investing and financing activities. ($ Millions)